UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management Inc.
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Item 1. Reports to Stockholders.

SMA Relationship Trust
Series T
Series M
Semiannual Report
June 30, 2007

Table of contents

SMA Relationship Trust—Series T
Letter to shareholders	1
Performance at a glance	5
Industry diversification	5
Portfolio of investments	6

SMA Relationship Trust—Series M
Letter to shareholders	7
Performance at a glance	10
Summary of municipal securities by state	11
Portfolio of investments	12

Explanation of expense disclosure	19

Statements of assets and liabilities	21

Statements of operations	22

Statements of changes in net assets	23

Financial highlights
SMA Relationship Trust—Series T	24
SMA Relationship Trust—Series M	26

Notes to financial statements	28

General information	36

Board approval of investment advisory agreements	37

SMA Relationship Trust—Series T

August 20, 2007

Dear shareholder,
We present you with the semiannual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2007.

Performance
Over the six months ended June 30, 2007, the Fund returned 1.28%. During the same period, its benchmarks, the Lehman Brothers US Credit Index and the Lehman Brothers MBS Fixed Rate Index, gained 0.76% and 1.05%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions and the redemption of Fund shares. For more on the Fund’s performance, see “Performance at a glance” on page 5.)	SMA Relationship
Trust—Series T

Investment goal:
Maximum total return, consisting of income and capital appreciation.

Portfolio managers:
Portfolio Management Team, including John A. Penicook, Jr., and Justin Tabellione UBS Global Asset Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

An interview with the Portfolio Managers
Q.	Can you describe the economic environment during the reporting period?
A.	US economic growth fluctuated during the reporting period. After expanding 2.5% in the fourth quarter of 2006, gross domestic product (GDP) slowed significantly over the first three months of 2007. During this time, GDP grew a tepid 0.7%—its slowest rate since the fourth quarter of 2002. The weakening economy was attributed, in part, to the troubles in the housing market. The economy then picked up steam in the second quarter, as the advance estimate for GDP growth was 3.4%. The economy was boosted by improving manufacturing activity and strong exports.

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	After raising short-term interest rates 17 consecutive times from June 2004 through June 2006, the Fed has since remained “on hold” and kept the federal funds rate at 5.25%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they

SMA Relationship Trust—Series T

borrow on an overnight basis.) In its statement accompanying the June 2007 meeting, the Fed stated, “The economy seems likely to continue to expand at a moderate pace over coming quarters....Readings on core inflation have improved modestly in recent months. However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated....In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

Following the conclusion of the reporting period, the Fed reacted to concerns over subprime lending by providing greater amounts of liquidity to the market in order to facilitate normal market operations. The Fed has stated that they plan to continue to monitor the risks of rising inflation along with the potential for slower economic growth.

Q.	How did you manage the portfolio over the reporting period?
A.	We positioned the portfolio defensively at the beginning of the period, maintaining a duration that was shorter than the benchmark. As the period progressed, we slightly increased duration, ultimately bringing it in line with the benchmark by the end of the reporting period. (Duration measures the price sensitivity of a fixed-income security to an interest rate change.) Overall, our defensive positioning enhanced results as yields rose over the six-month period.

Q.	What was your positioning in the various sectors of the fixed income market?
A.	In general, we continued to find the securitized sectors to be the most attractive (securitized bonds are those whose interest and principal payments are backed by the cash flows from a portfolio or pool of other assets).

In particular, we held overweight positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). In terms of the ABS and CMBS sectors, we typically focused our security selection on those securities in the five- to seven-year range. Our exposures in this range benefited performance, offsetting our exposure to fixed-rate second-lien asset-backed securities, which negatively impacted performance. (Second-lien debts are subordinate to the rights of other, more senior debts issued against the same collateral. If a borrower defaults, these debts stand behind higher lien debts in terms of rights to collect proceeds from the debt’s underlying collateral.)

We remained defensive on the US corporate bond and high-quality government-related sectors, the latter of which includes agencies,

SMA Relationship Trust—Series T

supranationals and sovereigns. Spreads in those sectors have reached multi-year lows, and we do not believe they offer sufficient compensation for the risks involved. Our underweight to these sectors enhanced overall results during the reporting period.

Q.	How did you position the mortgage portion of the portfolio?
A.	We preferred the 15-year area of the mortgage market, focusing on hybrid adjustable-rate mortgages (ARMs), as well as subordinated fixed rate and hybrid ARMs. As the reporting period progressed, we also purchased five- and seven-year hybrid securities, as they appeared to be attractive given the potential for a steepening of the yield curve.

For the majority of the period, we de-emphasized 30-year mortgages, because, in our opinion, they looked to be extremely overvalued. In addition, volatility was low given strong demand from Asian countries. In an environment with low volatility, we tend to find fewer opportunities in the market. Later in the period, volatility increased, and 30-year mortgages appeared to be somewhat more attractive.

Q.	How do you anticipate structuring the portfolio going forward?
A.	Aside from the housing market, the overall US economy currently appears to be on solid footing. Core inflation measures have eased in recent months, manufacturing activity picked up in the second quarter, and the labor market continues to exhibit strength. Despite a slowdown in the first quarter of 2007, consumption remains strong.

We plan to remain alert to changes in risk premium associated with short-term securities due to recent strains in the subprime mortgage market, as well as the effects of subprime lending on the rest of the economy. As in the past, we will closely monitor the economy, inflation and other pertinent data that could lead to opportunities for the portfolio.

SMA Relationship Trust—Series T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp
President
SMA Relationship Trust—Series T
Head of the Americas
UBS Global Asset Management (Americas) Inc.

John A. Penicook, Jr.
Lead Portfolio Manager
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management (Americas) Inc.

Justin Tabellione
Portfolio Management Team Member
SMA Relationship Trust—Series T
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 20, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns

	6 months	1 year	10/09/03(1)
	ended	ended	to
	06/30/07	06/30/07	06/30/07

SMA Relationship Trust—Series T	1.28%	6.52%	3.96%

Lehman Brothers US Credit Index(2)	0.76	6.71	3.88

Lehman Brothers MBS Fixed Rate Index(3)	1.05	6.39	4.09

(1)	Performance inception date of SMA Relationship Trust–Series T.

(2)	Lehman Brothers US Credit Index is a sub-index of the Lehman Brothers US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates.

(3)	Lehman Brothers MBS Fixed Rate Index covers the 15-year, 30-year, and balloon mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), Freddie Mac (formerly known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formerly known as Federal National Mortgage Association or FNMA).

Past performance is no guarantee of future results. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the sale of Fund shares. Total returns for periods of less than one year have not been annualized.

Industry diversification
As a percentage of net assets
As of June 30, 2007 (unaudited)

Investment companies:
UBS Corporate Bond Relationship Fund	31.18%

UBS Opportunistic Emerging Markets Debt Relationship Fund	1.44

UBS Opportunistic High Yield Relationship Fund	5.56

UBS U.S. Securitized Mortgage Relationship Fund	60.35

Total investment companies	98.53

Short-term investment	0.99

Total investments	99.52

Cash and other assets, less liabilities	0.48

Net assets	100.00%

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2007 (unaudited)

	Shares	Value

Investment companies—98.53%

UBS Corporate Bond Relationship Fund(1)	15,513,891	$184,872,830

UBS Opportunistic Emerging Markets Debt Relationship Fund(1)	720,057	8,599,999

UBS Opportunistic High Yield Relationship Fund(1)	2,454,010	32,959,803

UBS U.S. Securitized Mortgage Relationship Fund(1)	28,048,171	357,872,224

Total investment companies (cost $548,075,720)		584,304,856

Short-term investment—0.99%

JPMorgan Liquid Assets Money Market Fund, 4.97%(2)
(cost $5,861,257)	5,861,257	5,861,257

Total investments—99.52% (cost $553,936,977)		590,166,113

Cash and other assets, less liabilities—0.48%		2,839,786

Net assets—100.00%		$593,005,899

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $553,936,977; and net unrealized appreciation consisted of:

Gross unrealized appreciation		$36,229,136

Gross unrealized depreciation		—

Net unrealized appreciation		$36,229,136

(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2007.

See accompanying notes to financial statements

SMA Relationship Trust—Series M

August 20, 2007

Dear shareholder,
We present you with the semiannual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2007.

Performance
Over the six-month period ended June 30, 2007, the Fund returned 0.37%, compared with the 0.14% return of its benchmark, the Lehman Brothers Municipal Bond Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions and the redemption of Fund shares. For more on the Fund’s performance, see “Performance at a glance” on page 10.)	SMA Relationship
Trust—Series M

Investment goal:
Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio managers:
Lead Portfolio Manager: Elbridge T. Gerry UBS Global Asset Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

An interview with the Lead Portfolio Manager
Q.	Can you describe the economic environment during the reporting period?
A.	US economic growth fluctuated during the reporting period. After expanding 2.5% in the fourth quarter of 2006, gross domestic product (GDP) slowed significantly over the first three months of 2007. During this time, GDP grew a tepid 0.7%—its slowest rate since the fourth quarter of 2002. The weakening economy was attributed, in part, to the troubles in the housing market. The economy then picked up steam in the second quarter, as the advance estimate for GDP growth was 3.4%. The economy was boosted by improving manufacturing activity and strong exports.

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	After raising short-term interest rates 17 consecutive times from June 2004 through June 2006, the Fed has since remained “on hold” and kept the federal funds rate at 5.25%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) In its statement accompanying the

SMA Relationship Trust—Series M

June 2007 meeting, the Fed stated, “The economy seems likely to continue to expand at a moderate pace over coming quarters....Readings on core inflation have improved modestly in recent months. However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated....In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

Following the conclusion of the reporting period, the Fed reacted to concerns over subprime lending by providing greater amounts of liquidity to the market in order to facilitate normal market operations. The Fed has stated that they plan to continue to monitor the risks of rising inflation along with the potential for slower economic growth.

Q.	How did you manage the Fund over the reporting period?
A.	Throughout the reporting period, we maintained a defensive posture for the Fund with a duration of approximately six years, which was slightly shorter than the benchmark. (Duration measures the price sensitivity of a fixed income security to an interest rate change.) We continued to seek undervalued securities and maintain a portfolio that generates high-quality income while protecting principal.

From a yield curve perspective, we positioned the portfolio in anticipation of a slight steepening of the municipal curve. In general, we looked to purchase securities in the one- to three-year segment of the curve, as well as in the ten-year segment. We continued to sell certain positions on the longest end of the curve in order to lock in gains resulting from flattening in this segment over the past several years. We continued to avoid the five-year segment of the curve, as it is still overvalued, in our opinion. This positioning enhanced results during the six month reporting period relative to the Lehman Brothers Municipal Bond Index.

Q.	From a sector perspective, which areas did you find attractive and which did you avoid?
A.	We continued to underweight bonds backed by the Tobacco Settlement Agreement, as we believed the risks far outweighed the potential rewards. As was the case in previous reporting periods, we maintained an underweight to the healthcare sector. However, toward the end of the period, we reduced the Fund’s healthcare underweight somewhat, as we felt there is potential in this sector to move closer to fair value due to management improvements.

SMA Relationship Trust—Series M

Q.	How do you anticipate structuring the Fund’s portfolio going forward?
A.	We remain cautious about the effects of a possible widening of credit spreads. Accordingly, we expect to maintain a defensive posture for the overall portfolio. Our views across sectors and states remain similar to those we held during the reporting period. As a result, we will continue to look to add A and BBB rated bonds when we are compensated for taking on additional risk. We also anticipate maintaining our underweight to the tobacco and healthcare sectors.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp
President
SMA Relationship Trust—Series M
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry
Lead Portfolio Manager
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 20, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns

	6 months	1 year	10/08/03(1)
	ended	ended	to
	06/30/07	06/30/07	06/30/07

SMA Relationship Trust—Series M	0.37%	5.12%	4.08%

Lehman Brothers Municipal Bond Index(2)	0.14	4.70	4.10

(1)	Performance inception date of SMA Relationship Trust—Series M.

(2)	The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends and do not reflect any fees or expenses.

Past performance is no guarantee of future results. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the sale of Fund shares. Total returns for periods of less than one year have not been annualized.

SMA Relationship Trust—Series M

Summary of municipal securities by state
As a percentage of net assets
As of June 30, 2007 (unaudited)

Long-term municipal bonds:
Arizona	1.46%

California	13.79

Colorado	1.10

Florida	1.20

Illinois	2.17

Indiana	1.16

Maryland	3.62

Massachusetts	6.83

Michigan	2.27

Nevada	2.69

New Jersey	5.57

New York	15.49

North Carolina	3.42

Ohio	1.24

Pennsylvania	1.39

Puerto Rico	4.37

South Carolina	2.76

Texas	14.12

Washington	2.10

Total long-term municipal bonds	86.75

Short-term investments:
Municipal notes	7.96

Tax-exempt commercial paper	3.46

Money market fund	0.00 (1)

Total short-term investments	11.42

Total investments	98.17

Cash and other assets, less liabilities	1.83

Net assets	100.00%

(1) Amount represents less than 0.005%.

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2007 (unaudited)

	Face
	amount	Value

Long-term municipal bonds—86.75%

Arizona—1.46%

Salt River Project Agricultural Improvement & Power
District Revenue Bonds, Series A, 5.000%, due 01/01/14	$5,105,000	$5,382,916

Series A, 5.125%, due 01/01/27	3,465,000	3,583,226

		8,966,142

California—13.79%

California Statewide Communities Development Authority
Revenue Bonds, Series E, 3.875%, due 04/01/32(1)	5,000,000	4,968,800

City of La Mesa Fire Police & Emergency Services
General Obligation Bonds, Series A, AMBAC,
5.250%, due 08/01/34	3,350,000	3,509,628

Long Beach Unified School District General Obligation
Bonds, Series F, MBIA, 5.250%, due 08/01/23	1,920,000	2,027,251

Los Angeles Department of Water & Power Revenue
Bonds, Series A, 5.000%, due 07/01/30	8,000,000	8,183,120

Sacramento County Sanitation District Financing
Authority Revenue Bonds, AMBAC, 5.000%, due 12/01/27	8,045,000	8,251,837

San Jose Unified School District, Santa Clara
County General Obligation Bonds, Series B, FGIC, 5.000%, due 08/01/24	4,295,000	4,474,574

State of California General Obligation Bonds, 5.000%, due 08/01/18	34,750,000	36,599,047

Series 2, 5.000%, due 02/01/14(2)	6,000,000	6,355,020

5.000%, due 09/01/27	10,000,000	10,261,200

		84,630,477

Colorado—1.10%

Colorado Health Facilities Authority Revenue Bonds,
Series E, 5.125%, due 11/15/25(1)	6,650,000	6,766,043

Florida—1.20%

Florida State Board of Education General Obligation
Bonds, Series E, FSA-CR, 5.625%, due 06/01/10(2)	7,000,000	7,384,790

Illinois—2.17%

Chicago O’Hare International Airport Revenue Bonds,
Series B, MBIA, 5.250%, due 01/01/18	10,000,000	10,787,500

Will County Community School District No. 161 General
Obligation Bonds, FGIC, 3.886%, due 01/01/12(2),(3)	1,145,000	953,648

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2007 (unaudited)

	Face
	amount	Value

Long-term municipal bonds—(continued)

Illinois—(concluded)

FGIC, 3.886%, due 01/01/12(3)	$1,915,000	$1,593,567

		13,334,715

Indiana—1.16%

Indiana Health & Educational Facilities Financing
Authority Hospital Revenue Bonds, Series B,
5.000%, due 02/15/17	2,000,000	2,046,320

Series B, 5.000%, due 02/15/30	5,075,000	5,054,243

		7,100,563

Maryland—3.62%

State of Maryland General Obligation Bonds, Series A,
5.250%, due 02/15/10	21,475,000	22,229,417

Massachusetts—6.83%

City of Boston General Obligation Bonds, Series B,
State Aid Withholding, 5.000%, due 03/01/18	10,545,000	11,182,551

Massachusetts State General Obligation Bonds,
Series C, 5.000%, due 05/01/14	13,940,000	14,691,923

Series E, FSA, 5.250%, due 01/01/13(2)	3,460,000	3,666,562

Series E, FGIC, 5.250%, due 01/01/13(2)	5,000,000	5,290,900

Massachusetts State Water Pollution Abatement
Revenue Bonds, Series A, 5.250%, due 08/01/19	6,495,000	7,078,121

		41,910,057

Michigan—2.27%

Birmingham City School District General Obligation
Bonds, 5.000%, due 11/01/28	2,000,000	2,064,320

Detroit City School District General Obligation Bonds,
Series A, FSA, Q-SBLF, 5.000%, due 05/01/15	5,000,000	5,272,400

Michigan Municipal Bond Authority Revenue Bonds,
FSA, 5.000%, due 06/01/15	6,290,000	6,618,149

		13,954,869

Nevada—2.69%

Clark County School District General Obligation Bonds,
Series B, AMBAC, 5.000%, due 06/15/19	9,250,000	9,758,473

Series C, FGIC, 5.375%, due 06/15/13	6,280,000	6,716,648

		16,475,121

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2007 (unaudited)

	Face
	amount	Value

Long-term municipal bonds—(continued)

New Jersey—5.57%

New Jersey Economic Development Authority Revenue
Bonds, 5.375%, due 06/15/14	$1,240,000	$1,303,451

New Jersey State Transportation Trust Fund Authority
Revenue Bonds, Series A, FGIC, 5.250%,
due 06/15/14(2)	10,000,000	10,734,000

Series C, FGIC, 5.250%, due 06/15/15(2)	6,305,000	6,806,500

Series A, 5.250%, due 12/15/20	10,000,000	10,803,400

Series A, 5.500%, due 12/15/21	4,070,000	4,512,897

		34,160,248

New York—15.49%

Long Island Power Authority Electric System Revenue
Bonds, Series E, 5.000%, due 12/01/17	14,000,000	14,808,920

Metropolitan Transportation Authority Revenue Bonds,
Series A, 5.000%, due 11/15/25	10,000,000	10,355,400

Series A, FSA, 5.000%, due 11/15/30	7,690,000	7,878,866

Series F, 5.000%, due 11/15/30	2,420,000	2,484,856

New York City General Obligation Bonds,
Series O, 5.000%, due 06/01/16	6,110,000	6,422,038

Series C, 5.000%, due 01/01/21	9,040,000	9,421,940

Series A, 5.000%, due 08/01/22	7,000,000	7,274,330

Series P, 5.000%, due 08/01/22	8,765,000	9,077,122

New York City Municipal Water Finance Authority
Revenue Bonds, Series E, FSA-CR, 5.000%,
due 06/15/26	7,475,000	7,660,828

Series B, 5.125%, due 06/15/31	5,000,000	5,139,500

New York State Environmental Facilities Corp.
Revenue Bonds, Series I, 5.000%, due 06/15/33	5,095,000	5,229,508

Triborough Bridge & Tunnel Authority Revenue Bonds,
Series B, 5.000%, due 11/15/32	3,000,000	3,062,160

AMBAC, 5.125%, due 11/15/26	5,000,000	5,210,750

5.250%, due 11/15/30	1,000,000	1,047,340

		95,073,558

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2007 (unaudited)

	Face
	amount	Value

Long-term municipal bonds—(continued)

North Carolina—3.42%

North Carolina Eastern Municipal Power Agency Power
Systems Revenue Bonds, Series A, AMBAC,
5.000%, due 01/01/16	$5,800,000	$6,137,502

Series A, 6.400%, due 01/01/21(2)	1,000,000	1,173,610

North Carolina Medical Care Commission Health Care
Facilities Revenue Bonds, 5.000%, due 11/01/34	7,000,000	7,103,950

State of North Carolina General Obligation Bonds,
Series A, 4.000%, due 03/01/24	7,000,000	6,592,250

		21,007,312

Ohio—1.24%

Hamilton County Ohio Sales Tax Revenue Bonds,
Series A, AMBAC, 5.000%, due 12/01/17	7,175,000	7,613,034

Pennsylvania—1.39%

Cumberland County Municipal Authority Revenue Bonds,
Series A, 7.250%, due 01/01/13(2)	7,360,000	8,543,267

Puerto Rico—4.37%

Government Development Bank for Puerto Rico
Revenue Bonds, Series B, 5.000%, due 12/01/08	6,850,000	6,954,257

Puerto Rico Highway & Transportation Authority Revenue
Bonds, Series N, 5.500%, due 07/01/23	3,320,000	3,627,963

University of Puerto Rico Revenue Bonds, Series P,
5.000%, due 06/01/20	15,790,000	16,235,752

		26,817,972

South Carolina—2.76%

Greenville County School District Installment Revenue
Bonds, 5.000%, due 12/01/28	16,510,000	16,920,604

Texas—14.12%

Boerne Independent School District General Obligation
Bonds, PSF-GTD, 5.000%, due 02/01/35	6,000,000	6,102,060

City of Brownsville General Obligation Bonds,
AMBAC, 5.189%, due 02/15/11(3),(4)	2,785,000	2,233,849

City of San Antonio General Obligation Bonds,
FSA, 4.750%, due 02/01/23	2,640,000	2,661,806

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2007 (unaudited)

	Face
	amount	Value

Long-term municipal bonds—(concluded)

Texas—(concluded)

Northside Independent School District General
Obligation Bonds, Series A, PSF-GTD,
5.000%, due 02/15/32	$3,700,000	$3,757,794

San Antonio Electric & Gas Systems Revenue Bonds,
5.000%, due 02/01/19	30,000,000	31,265,400

San Antonio Independent School District General
Obligation Bonds, PSF-GTD, 5.800%, due 08/15/09(2)	25,000,000	25,980,250

Tarrant County Cultural Education Facilities Finance
Corp. Revenue Bonds, Series A, 5.000%, due 02/15/22	10,000,000	10,214,100

Waco Texas General Obligation Bonds, MBIA,
5.000%, due 02/01/35	4,345,000	4,414,650

		86,629,909

Washington—2.10%

Energy Northwest Washington Electric Revenue,
Series A, 5.000%, due 07/01/18	12,180,000	12,872,433

Total long-term municipal bonds (cost $538,615,659)		532,390,531

Short-term investments—11.42%

Municipal notes—7.96%

Florida—1.32%

Pinellas County Health Facility Authority Revenue,
AMBAC, 3.860%, due 07/02/07(5)	8,100,000	8,100,000

Kansas—1.21%

Kansas Development Finance Authority Revenue,
Series D, 3.860%, due 07/02/07(5)	7,450,000	7,450,000

Missouri—3.28%

Missouri State Health & Educational Facilities Authority
Revenue, Series A, 3.860%, due 07/02/07(5)	14,500,000	14,500,000

University of Missouri Revenue,
Series A, 3.860%, due 07/02/07(5)	5,600,000	5,600,000

		20,100,000

Oregon—0.11%

Medford Hospital Facilities Authority Revenue,
3.860%, due 07/02/07(5)	700,000	700,000

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2007 (unaudited)

	Face
	amount	Value

Short-term investments—(concluded)

Municipal notes—(concluded)

Texas—2.04%

Texas Water Development Board Revenue,
Series A, 3.890%, due 07/02/07(5)	$12,500,000	$12,500,000

Total municipal notes (cost $48,850,000)		48,850,000

Tax-exempt commercial paper—3.46%

Florida—1.83%

Florida Local Government Finance Commission,
3.76%, due 08/13/07	11,214,000	11,213,677

Puerto Rico—1.63%

Government Development Bank for Puerto Rico,
4.10%, due 08/09/07	10,000,000	10,001,836

Total tax-exempt commercial paper (cost $21,214,000)		21,215,513

	Shares

Money market fund—0.00%(6)

JPMorgan Tax Free Money Market Fund, 3.18%(7) (cost $1,374)	1,374	1,374

Total short-term investments (cost $70,065,374)		70,066,887

Total investments—98.17% (cost $608,681,033)		602,457,418

Cash and other assets, less liabilities—1.83%		11,205,074

Net assets—100.00%		$613,662,492

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $608,681,033; and net unrealized depreciation consisted of:

Gross unrealized appreciation		$832,685

Gross unrealized depreciation		(7,056,300)

Net unrealized depreciation		$(6,223,615)

(1)	Floating rate security—The interest rate shown is the current rate as of June 30, 2007.
(2)	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the next reset date or the date of the prerefunded call.
(3)	Zero coupon bond. The rate shown is the effective yield at the date of purchase.

17

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2007 (unaudited)

(4)	This security was pledged to cover margin requirements for futures contracts.
(5)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of June 30, 2007.
(6)	Amount represents less than 0.005%.
(7)	The rate shown reflects the yield at June 30, 2007.

AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
FSA-CR	Financial Security Assurance Custodial Receipts
MBIA	Municipal Bond Insurance Association
Q-SBLF	Qualified State Bond Loan Fund
PSF-GTD	Permanent School Fund Guaranteed

Futures contracts
SMA Relationship Trust—Series M had the following open futures contracts as of June 30, 2007:

	Expiration		Current	Unrealized
	date	Proceeds	value	depreciation

US treasury futures sell contracts:
US Long Bond, 60 contracts	September 2007	$6,380,460	$6,465,000	$(84,540)

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at June 30, 2007 was $2,233,849.

See accompanying notes to financial statements

SMA Relationship Trust

Explanation of expense disclosure (unaudited)
As a shareholder of the Funds*, you incur two types of costs: (1) transactional costs (as applicable); including program fees and (2) ongoing costs, including management fees (if applicable); and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 to June 30, 2007.

Actual expenses
The first line in the following table for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the following table for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

* Collectively refers to SMA Relationship Trust—Series T and SMA Relationship Trust—Series M.

SMA Relationship Trust

Explanation of expense disclosure (unaudited) (concluded)

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series T	January 1, 2007	June 30, 2007	01/01/07 to 06/30/07

Actual	$1,000.00	$1,012.80	$0.00

Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	0.00

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series M	January 1, 2007	June 30, 2007	01/01/07 to 06/30/07

Actual	$1,000.00	$1,003.70	$0.00

Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	0.00

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Fund’s advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of the Fund.

SMA Relationship Trust

Statements of assets and liabilities—June 30, 2007 (unaudited)

	Series T	Series M

Assets:
Investments in securities of unaffiliated issues, at value
(cost $5,861,257 and $608,681,033)	$5,861,257	$602,457,418

Investments in securities of affiliated issuers, at value
(cost $548,075,720 and $0)	584,304,856	—

Cash	369,108	337,868

Receivable for shares of beneficial interest sold	4,638,721	6,351,070

Receivable for dividends and interest	25,065	6,854,680

Other assets	20,576	19,449

Total assets	595,219,583	616,020,485

Liabilities:
Payable for shares of beneficial interest redeemed	1,844,576	2,013,843

Payable for securities purchased	369,108	300,854

Variation margin	—	43,296

Total liabilities	2,213,684	2,357,993

Net assets	$593,005,899	$613,662,492

Net assets:
Beneficial interest shares	$578,657,443	$619,013,746

Accumulated undistributed (distributions in excess of)
net investment income	(14,729,516)	29,988

Accumulated net realized gain (loss) from investment
and futures transactions	(7,151,164)	926,913

Net unrealized appreciation (depreciation) of
investments and futures contracts	36,229,136	(6,308,155)

Net assets	$593,005,899	$613,662,492

Shares outstanding	61,501,016	60,374,495

Net asset value per share	$9.64	$10.16

See accompanying notes to financial statements

SMA Relationship Trust

Statements of operations
For the six months ended June 30, 2007 (unaudited)

	Series T		Series M

Investment income:
Dividends	$210,827		$—

Interest	—		10,792,810

Expenses:
Advisory fee	697,804		649,015

Advisory fee waived/expenses reimbursed by advisor	(697,804)		(649,015)

Net investment income	210,827		10,792,810

Realized and unrealized gain (loss) from investment activities:
Net realized gain (loss) from:
Investments	1,039,368	*	(232,906)

Futures contracts	—		1,175,904

Change in net unrealized appreciation (depreciation) of:
Investments	5,903,549	*	(9,687,990)

Futures contracts	—		(485,047)

Net realized and unrealized gain (loss) from investment activities	6,942,917		(9,230,039)

Net increase in net assets resulting from operations	$7,153,744		$1,562,771

* Realized and unrealized gains are from affiliated transactions.

See accompanying notes to financial statements

SMA Relationship Trust

Statements of changes in net assets

	For the six months ended		For the year ended
	June 30, 2007 (unaudited)		December 31, 2006

	Series T	Series M	Series T	Series M

From operations:
Net investment income	$210,827	$10,792,810	$206,326	$14,018,840

Net realized gain (loss) from
investment transactions	1,039,368	(232,906)	7,057,607	534,141

Net realized gain from swaps	—	—	—	966,667

Net realized gain (loss) from
futures transactions	—	1,175,904	—	(1,226,688)

Change in net unrealized
appreciation (depreciation) of:
Investments	5,903,549	(9,687,990)	19,275,471	3,128,294

Futures contracts	—	(485,047)	—	1,074,592

Net increase in net assets
resulting from operations	7,153,744	1,562,771	26,539,404	18,495,846

Dividends/distributions to
shareholders from:
Net investment income	(15,407,018)	(10,788,261)	(25,780,516)	(14,021,216)

Net realized gains	—	—	—	(128,954)

Total dividends and distributions
to shareholders	(15,407,018)	(10,788,261)	(25,780,516)	(14,150,170)

From beneficial interest
transactions:
Net proceeds from the sale
of shares	152,390,591	238,612,357	234,547,599	239,223,299

Cost of shares redeemed	(64,901,832)	(36,903,152)	(148,472,042)	(79,058,367)

Net increase in net assets
resulting from beneficial
interest transactions	87,488,759	201,709,205	86,075,557	160,164,932

Net increase in net assets	79,235,485	192,483,715	86,834,445	164,510,608

Net assets:
Beginning of period	513,770,414	421,178,777	426,935,969	256,668,169

End of period	$593,005,899	$613,662,492	$513,770,414	$421,178,777

Accumulated undistributed/
(distributions in excess of)
net investment income	$(14,729,516)	$29,988	$466,674	$25,439

See accompanying notes to financial statements

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.
	For the
	six months ended
	June 30, 2007
	(unaudited)

Net asset value, beginning of period	$9.78

Net investment income(1)	0.00	(3)

Net realized and unrealized gain from investment activities	0.12

Net increase from operations	0.12

Dividends from net investment income	(0.26)

Net asset value, end of period	$9.64

Total investment return(2)	1.28%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$593,006

Ratio of expenses to average net assets:
Before expense reimbursement and waivers	0.25	%(4)

After expense reimbursement and waivers	0.00	%(4)

Net investment income to average net assets	0.08	%(4)

Portfolio turnover	2%

(1)	The net investment income per share data was determined by using average shares outstanding throughout the period.
(2)	Total return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale of net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Amount is less than $0.005 per share.
(4)	Annualized.
(5)	Amount represents less than 0.005%.
(6)	For the period October 9, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements

				For the
				period ended
For the years ended December 31,				December 31,

2006	2005		2004	2003(6)

$9.75	$10.07		$10.09	$10.00

0.00 (3)	0.00	(3)	—	—

0.54	0.17		0.46	0.15

0.54	0.17		0.46	0.15

(0.51)	(0.49)		(0.48)	(0.06)

$9.78	$9.75		$10.07	$10.09

5.68%	1.75%		4.55%	1.50%

$513,770	$426,936		$262,703	$43,620

0.25%	0.25%		0.25%	0.25	%(4)

0.00%	0.00%		0.00%	0.00	%(4)

0.04%	0.00	%(5)	0.00%	0.00	%(4)

19%	19%		15%	1%

See accompanying notes to financial statements

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.
	For the
	six months ended
	June 30, 2007
	(unaudited)

Net asset value, beginning of period	$10.33

Net investment income(1)	0.21

Net realized and unrealized gain (loss) from investment activities	(0.17)

Net increase from operations	0.04

Dividends from net investment income	(0.21)

Distributions from net realized gains	—

Total dividends/distributions	(0.21)

Net asset value, end of period	$10.16

Total investment return(2)	0.37%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$613,662

Ratio of expenses to average net assets:
Before expense reimbursement and waivers	0.25	%(3)

After expense reimbursement and waivers	0.00	%(3)

Net investment income to average net assets	4.16	%(3)

Portfolio turnover	66%

(1)	The net investment income per share data was determined by using average shares outstanding throughout the period.
(2)	Total return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale of net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Annualized.
(4)	Amount is less than $0.005 per share.
(5)	For the period October 8, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements

				For the
				period ended
For the years ended December 31,				December 31,

2006		2005	2004	2003(5)

$10.20		$10.27	$10.15	$10.00

0.42		0.40	0.32	0.05

0.13		(0.06)	0.10	0.13

0.55		0.34	0.42	0.18

(0.42)		(0.38)	(0.30)	(0.03)

(0.00	)(4)	(0.03)	—	—

(0.42)		(0.41)	(0.30)	(0.03)

$10.33		$10.20	$10.27	$10.15

5.51%		3.32%	4.18%	1.83%

$421,179		$256,668	$104,812	$21,741

0.25%		0.25%	0.25%	0.25	%(3)

0.00%		0.00%	0.00%	0.00	%(3)

4.13%		3.88%	3.36%	2.32	%(3)

156%		149%	180%	85%

See accompanying notes to financial statements

SMA Relationship Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Trust has two separate investment portfolios available for investment, each having its own investment objectives and policies: Series T and Series M (the “Funds”). The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in affiliated investment companies. The investment objective of Series M is to seek total return, consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Funds calculate their net asset value based on the current market value, where available, for their portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of portfolio securities. If a market value is not available from

SMA Relationship Trust

Notes to financial statements (unaudited)

an independent pricing source for a particular security, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), the Funds may use fair value methods to reflect those events, as determined in good faith by or under the direction of the Funds’ Board of Trustees (the “Board”). Series T’s portfolio securities primarily consist of four underlying funds: UBS Corporate Bond Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Opportunistic High Yield Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund (collectively, the “Underlying Funds”), and direct investments in certain non-dollar denominated debt securities. The value of the Underlying Funds will be their net asset value at the time each Underlying Fund’s shares are priced. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

Investment transactions and investment income—Investment transactions are recorded on the trade date basis. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Series M may purchase or sell municipal bond index futures contracts, municipal debt futures contracts, and interest rate futures contracts. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the

SMA Relationship Trust

Notes to financial statements (unaudited)

underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

Swap agreements—Series M may engage in swap agreements, including interest rate and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of

SMA Relationship Trust

Notes to financial statements (unaudited)

payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”) is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. Swap agreements do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of

SMA Relationship Trust

Notes to financial statements (unaudited)

Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of Operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

During the six months ended June 30, 2007, the Fund did not enter into any swap agreements.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisory and administration fees and other transactions with affiliates
The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM. However, for financial reporting purposes only, the Funds’ Statements of Operations will reflect an imputed unitary fee for investment advisory and administration services provided by UBS Global AM, currently estimated at an annual rate of 0.25% of each Fund’s average daily net assets of which all was waived.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

SMA Relationship Trust

Notes to financial statements (unaudited)

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. These investments represented 98.53% of Series T’s total net assets at June 30, 2007 and are summarized as follows:

					Change in net
Affiliated				Net	unrealized
investment	Value		Sales	realized	appreciation	Value
companies	12/31/06	Purchases	proceeds	gain	(depreciation)	06/30/07

UBS Corporate Bond Relationship Fund	$158,787,018	$27,000,000	$3,000,000	$392,680	$1,693,132	$184,872,830

UBS Opportunistic Emerging Markets Debt Relationship Fund	7,915,369	—	—	—	684,630	8,599,999

UBS Opportunistic High Yield Relationship Fund	30,728,406	2,000,000	—	—	231,397	32,959,803

UBS U.S. Securitized Mortgage Relationship Fund	309,431,146	51,500,000	7,000,000	646,688	3,294,390	357,872,224

Series M did not have any investments in affiliated investment companies outstanding at June 30, 2007.

Purchases and sales of securities
For the six months ended June 30, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government securities, were as follows:

Fund	Purchases	Sales proceeds

Series T	$80,500,000	$10,000,000

Series M	520,505,428	327,499,138

SMA Relationship Trust

Notes to financial statements (unaudited)

Federal income taxes
The policy of each Fund is to comply with all requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

	Distributions paid	Distributions paid
	from ordinary	from net long-term	Total distributions
Fund	income	capital gains	paid

Series T	$25,780,516	$—	$25,780,516

Series M	14,150,170 (1)	—	14,150,170

(1) $14,021,216 considered tax exempt

At December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Series T	Series M

Undistributed ordinary income(1)	$469,996	$411,343	(1)

Accumulated realized long-term capital gains	8,193,852	—

Net unrealized appreciation/(depreciation) of investments	(2,895,097)	3,462,890

Total accumulated earnings	$5,768,751	$3,874,233

(1) $25,439 considered tax exempt

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the Trust’s current fiscal year will be determined after the fiscal year ended December 31, 2007.

At December 31, 2006, Series T had a capital loss carryforward of $7,785,352. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $1,495,769 in 2012, $3,366,917 in 2013 and $2,922,666 in 2014. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Series M had no capital loss carryforward.

SMA Relationship Trust

Notes to financial statements (unaudited)

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 31, 2006, Series T incurred, and elected to defer, $405,179 of net realized capital losses and $3,321 of net realized foreign currency losses.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting are identified and appropriately reclassified within the components of net assets.

Reclassifications due to the recognition of partnership income for tax purposes for the fiscal year ended December 31, 2006, were as follows:

	Accumulated
	undistributed net	Accumulated net
Fund	investment income	realized gain (loss)	Beneficial interest

Series T	$25,878,085	$(10,074,783)	$(15,803,302)

Shares of beneficial interest
For the six months ended June 30, 2007 and the year ended December 31, 2006, transactions in shares of beneficial interest for each of the Funds were as follows:

Six months ended June 30, 2007
		Shares	Net increase in
Fund	Shares sold	repurchased	shares outstanding

Series T	15,575,531	(6,632,944)	8,942,587

Series M	23,192,171	(3,590,260)	19,601,911

Year ended December 31, 2006
		Shares	Net increase in
Fund	Shares sold	repurchased	shares outstanding

Series T	24,108,893	(15,335,183)	8,773,710

Series M	23,345,212	(7,727,198)	15,618,014

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures and record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the “Board”) of SMA Relationship Trust (the “Trust”), held on June 5, 2007 (the “Meeting”), the Board, consisting entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for Series T and Series M (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 25, 2007 and June 4, 2007, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services—In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”). The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements planned with respect to the compliance program. The Board noted the growth of Fund assets across the Fund complex. The Advisor described for the Board the portfolio management and research enhancements that had been undertaken over the previous year as a result of the increase in assets across the complex. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe for the one-year, three-year and since inception periods. In reviewing the Lipper Reports, the Board noted that each Fund appeared in one of the top two performance quintiles for each performance period. After analyzing the performance for each Fund, the Board determined that the performance of each Fund was

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund and the expectations of the shareholder base.

Costs and expenses—The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

Profitability—In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions of the Funds that could be of benefit to other clients of the Advisor. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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Trustees
Frank K. Reilly	Edward M. Roob
Chairman
J. Mikesell Thomas
Walter E. Auch

Adela Cepeda

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(b)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(c)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(d)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 7, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 7, 2007